                                                              EXHIBIT 99.906CERT

This certification is provided pursuant to Section 906 of the Sarbanes-Oxley Act of 2002, 18 U.S.C. Section 1350, and accompanies the report on Form N-CSR for the period ended June 30, 2003 of Skyline Funds (the "Registrant").


I, William M. Dutton, President and Trustee of the Registrant, certify that, to the best of my knowledge:


        1. the Form N-CSR fully complies with the requirements of Section 13(a) or 15(d) of the Securities Exchange Act of 1934; and

        2. the information contained in the Form N-CSR fairly presents, in all material respects, the financial condition and results of operations of the Registrant.

/s/ William M. Dutton                                08/29/03
------------------------------                       --------------------------
William M. Dutton                                    Date
President and Trustee


        A signed original of this written statement required by Section 906, or other document authenticating, acknowledging, or otherwise adopting the signature that appears in typed form within electronic version of this written statement required by Section 906, has been provided to the registrant and will be retained by the Registrant and furnished to the SEC or its staff upon request.

                                   SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, the registrant has duly caused this report to be signed on its behalf by the undersigned, thereunto duly authorized.

(Registrant)  Skyline Funds
            --------------------------------------------------------------------

By: /s/ William M. Dutton
    William M. Dutton, President and Trustee - Skyline Funds
--------------------------------------------------------------------------------

Date  08/29/03
    ----------------------------------------------------------------------------

Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, this report has been signed below by the following persons on behalf of the registrant and in the capacities and on the dates indicated.

By: /s/ William M. Dutton
    William M. Dutton, President and Trustee - Skyline Funds
--------------------------------------------------------------------------------

Date  08/29/03
    ----------------------------------------------------------------------------

By: /s/  William M. Dutton
    William M. Dutton, President and Trustee - Skyline Funds
--------------------------------------------------------------------------------

Date  08/29/03
    ----------------------------------------------------------------------------

This certification is provided pursuant to Section 906 of the Sarbanes-Oxley Act of 2002, 18 U.S.C. Section 1350, and accompanies the report on Form N-CSR for the period ended June 30, 2003 of Skyline Funds (the "Registrant").


I, Stephen F. Kendall, Executive Vice President, Treasurer and Secretary of the Registrant, certify that, to the best of my knowledge:


        1. the Form N-CSR fully complies with the requirements of Section 13(a) or 15(d) of the Securities Exchange Act of 1934; and

        2. the information contained in the Form N-CSR fairly presents, in all material respects, the financial condition and results of operations of the Registrant.

/s/ Stephen F. Kendall                               08/29/03
------------------------------                       --------------------------
Stephen F. Kendall                                   Date
Executive Vice President, Treasurer and Secretary


        A signed original of this written statement required by Section 906, or other document authenticating, acknowledging, or otherwise adopting the signature that appears in typed form within electronic version of this written statement required by Section 906, has been provided to the registrant and will be retained by the Registrant and furnished to the SEC or its staff upon request.

                                   SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, the registrant has duly caused this report to be signed on its behalf by the undersigned, thereunto duly authorized.

(Registrant)  Skyline Funds
            --------------------------------------------------------------------

By: /s/ Stephen F. Kendall
    Stephen F. Kendall, Executive Vice President, Treasurer and Secretary - Skyline Funds
--------------------------------------------------------------------------------

Date  08/29/03
    ----------------------------------------------------------------------------

Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, this report has been signed below by the following persons on behalf of the registrant and in the capacities and on the dates indicated.

By: /s/ Stephen F. Kendall
    Stephen F. Kendall, Executive Vice President, Treasurer and Secretary - Skyline Funds
--------------------------------------------------------------------------------

Date  08/29/03
    ----------------------------------------------------------------------------

By: /s/ Stephen F. Kendall
    Stephen F. Kendall, Executive Vice President, Treasurer and Secretary - Skyline Funds

--------------------------------------------------------------------------------

Date  08/29/03
    ----------------------------------------------------------------------------